                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                              BRIDGE VIEW BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

SEC 1913 (3-99)

                               BRIDGE VIEW BANCORP
                                457 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632

                                                              April 17, 2000


To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Bridge View Bancorp (the "Company"), the holding company for Bridge View Bank (the "Bank"), to be held on May 18, 2000 at 3:00 p.m. at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey 07631.

         At the Annual Meeting stockholders will be asked to consider and vote upon (1) the election of three directors; and (2) such other business as shall properly come before the Annual Meeting.

         The Board of Directors of the Company believes that the election of the nominees for director to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each nominee for director named in the Proxy Statement.

         Your cooperation is appreciated since a majority of the Common Stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

                                                              Very truly yours,


                                                             Albert F. Buzzetti
                                                             President and Chief
                                                              Executive Officer

                               BRIDGE VIEW BANCORP
                                457 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 18, 2000

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Bridge View Bancorp (the "Company") will be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey 07631, on May 18, 2000, at 3:00 p.m. for the purpose of considering and voting upon the following matters:

          1. The election of three (3) persons named in the accompanying Proxy Statement to serve as directors of the Company.

          2. Such other business as shall properly come before the Annual Meeting, or any adjournment thereof.

         Stockholders of record at the close of business on April 18, 2000 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

                               By Order of the Board of Directors

                               Albert F. Buzzetti
                               President and Chief
                               Executive Officer

April 17, 2000



                    IMPORTANT-PLEASE MAIL YOUR PROXY PROMPTLY

                               BRIDGE VIEW BANCORP
                                457 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632

                      ------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 18,2000

                       -----------------------------------

Solicitation and Voting of Proxies

         This Proxy Statement is being furnished to stockholders of Bridge View Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on May 18, 2000, at 3:00 p.m., at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey 07631 and at any adjournments thereof. The 1999 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1999, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about April 18, 2000.

         Regardless of the number of shares of common stock owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

         A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 457 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, Attn: Ms. Michele Albino. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, without additional compensation therefor.

The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

         The securities which may be voted at the Annual Meeting consist of shares of common stock, no par value, of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on April 18, 2000, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,782,146 shares.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and its Bylaws authorize a minimum of one and a maximum of twenty-five directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at eight (8).

         The Board of Directors is divided into three (3) classes, as nearly identical in number as the then total number of directors constituting the entire board permits, with the term of office of one class expiring each year. At each annual meeting of stockholders the successors to the class of directors whose term has expired is elected to hold office for a term expiring at the third succeeding annual meeting and until their successors have been duly elected and qualified.

         If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with respect to the Nominees

         The following table sets forth, the names of the nominees for election, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank.

Name, Age and Position              Principal Occupations                             Director
with the Company                    During Past Five Years                            Since (1)
----------------                    ----------------------                            ---------

Mark Metzger, 58,                   Managing Director, BEM Management, Inc.           1988
Director                            (Equity Investment Fund)

Joseph C. Parisi, 74,               President and Chief Executive Officer,            1988
Chairman of the Board               Otterstedt Insurance Agency

John A. Schepisi, 55,               Senior Partner, Schepisi & McLaughlin,            1988
Vice Chairman                       Attorneys at Law

-------------------------
(1)  Includes prior service on Board of Directors of the Bank

Information with respect to Directors

         The following table sets forth the names of the directors other than the nominees for election, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank.

Name, Age and Position              Principal Occupations                             Director
with the Company                    During Past Five Years                            Since (1)
----------------                    ----------------------                            ---------
Albert F. Buzzetti, 60, President   President and Chief Executive Officer                1988
and Chief Executive Officer,        of the Company
Director

Gerald A. Calabrese, Jr., 49,       President, Century 21 Calabrese Realty               1988
Director                            and Chairman and Chief Executive Officer,
                                    Metropolitan Mortgage Company

Glenn L. Creamer, 47,               Treasurer and Safety Director,                       1988
Director                            J. Fletcher Creamer & Son, Inc. (Construction)

Bernard Mann, 70, Director          Director, Carolace Industries (Textiles)             1988

Jeremiah F. O'Connor, Jr., 43       General Manager, AtHome Medical, Inc.                1988
Director                            (Supplier of Medical Equipment) and
                                    General Manager, Alliance Home Care

-------------------------
(1)  Includes prior service on Board of Directors of the Bank

         Mark Metzger, a Director of the Company, is also a Director of Chic By H.I.S. Inc., a company registered pursuant to Section 12 of the Securities Exchange Act of 1934. No director of the Company, other than Mark Metzger, is also a director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Board of Directors' Meetings; Committees of the Board

         The Board of Directors of the Company held 12 meetings during 1999. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require. All of the directors of the Company attended at least 76% of the total number of Board meetings held and committee meetings held during 1999.

         Audit Committee. The Company and the Bank have a standing Audit Committee of the Board of Directors. This committee arranges for the Bank's directors' examinations through its independent certified public accountant, reviews and evaluates the recommendations of the directors' examinations, receives all reports of examination of the Company and the Bank by appropriate regulatory agencies, analyzes such regulatory reports, and reports to the Board the results of its analysis of the regulatory reports. This committee also receives reports directly from the Company's independent auditors and recommends any action to be taken in connection therewith. The Audit Committee met four times during 1999. The Audit Committee consisted during 1999 of Directors Bernard Mann (Chairman), Glenn L. Creamer, Joseph C. Parisi (ex officio) and John A. Schepisi (ex officio).

         Personnel Committee. The Company maintains a Personnel Committee which sets the compensation for the executive officers of the Company and provides oversight on executive hiring. In 1999, the Committee consisted of Directors Jeremiah F. O'Connor, Jr. (Chairman), Gerald A. Calabrese, Jr., Glenn L. Creamer, Albert F. Buzzetti, Joseph C. Parisi (ex officio) and John A. Schepisi (ex officio) and met 1 time.

         Nominating Committee. The Company does not maintain a separate Nominating Committee. Instead, the entire Board of Directors acts as a Nominating Committee and selects the Company's Board's nominees to stand for election to the Board of Directors at the Annual Meeting.

         Stock Option Committee. The Company maintains a Stock Option Committee which recommends granting of certain stock options form time to time and certifies the market value exercise price at which such options may be granted. The Committee did not meet during 1999. The Committee, during 1999, consisted of Directors Bernard Mann (Chairman), Mark Metzger, Jeremiah F. O'Connor, Jr., Albert F. Buzzetti, Joseph C. Parisi (ex officio) and John A. Schepisi (ex officio).

Directors' Compensation

         Directors' Fees. Directors of the Company, other than full-time employees of the Company, received fees of $600 per Board meeting attended and $300 per committee meeting attended.

         1994 Stock Option Plan for Non-Employee Directors. The Company maintains the 1994 Stock Option Plan for Non-Employee Directors (the "1994 Non-Employee Plan"). Under the 1994 Non-Employee Plan, 120,806 shares of Common Stock have been reserved for issuance. Non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the 1994 Non-Employee Plan. Under the 1994 Non-Employee Plan, each current non-employee member of the Board of Directors has received options to purchase 17,258 shares of Common Stock at exercise prices ranging from $4.01 to $4.31, 100% of the fair market value on the date such options were granted.

         1998 Stock Option Plan for Non-Employee Directors. The Company maintains the 1998 Stock Option Plan for Non-Employee Directors (the "1998 Non-Employee Plan"). Under the 1998 Non-Employee Plan, 147,000 shares of Common Stock have been reserved for issuance. Non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the 1998 Non-Employee Plan. Under the 1998 Non-Employee Plan, each current non-employee member of the Board of Directors has received options to purchase 21,000 shares of Common Stock at an exercise price of $25.47, 100% of the fair market value on the date such options were granted.

         Director Retirement Plan. Directors of the Company, other than full-time employees of the Company, participate in the Director Retirement Plan, a deferred compensation plan funded in the form of whole-life insurance. The Company contributes $10,000 per Director to the Director Retirement Plan annually.

1998 Stock Ownership of Management and Principal Stockholders

         The following table sets forth information concerning the beneficial ownership of the Common Stock, no par value, as of April 18, 2000, by (i) each person who is know by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company described in this Proxy Statement under the caption "Executive Compensation" and
(iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.

Name and Address of Beneficial                      Number of Shares                       Percent
Owner(1)                                          Beneficially Owned (2)                   of Class
------------------------------                    ----------------------                   --------
Albert F. Buzzetti(3)                                     97,497                             3.50%
Gerald A. Calabrese, Jr.(4)                              123,608                             4.44%
Glenn L. Creamer(5)                                       63,169                             2.27%
Bernard Mann(6)                                          151,525                             5.44%
Mark Metzger(7)                                          157,793                             5.67%
Jeremiah F. O'Connor, Jr.(8)                             123,894                             4.45%
Joseph C. Parisi(9)                                      135,385                             4.86%
John A. Schepisi(10)                                     211,875                             7.61%
Thomas W. Thomasma                                         1,475                                 *
Directors and Executive Officers                       1,066,221                            38.32%
as a Group (9 persons)(11)

------------

*    Ownership of less than 1%

(1) The address for all persons listed is c/o Bridge View Bancorp, 457 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

(2) Beneficially owned shares include shares over which the named person exercised either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, or (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.


(3) Includes 1,923 shares owned by Mr. Buzzetti's wife. Mr. Buzzetti disclaims beneficial ownership of the shares owned by his wife and of shares owned by other family members. Includes an aggregate of 56,829 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(4) Includes 4,056 shares owned by Mr. Calabrese's minor children. Mr. Calabrese disclaims any beneficial ownership of shares owned by other family members who are not dependents. Includes an aggregate of 38,258 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(5) Mr. Creamer disclaims any beneficial ownership of shares owned by family members who are not dependents. Includes an aggregate of 38,258 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(6) Includes 38,985 shares owned by Mr. Mann's wife. Mr. Mann disclaims any beneficial ownership of shares owned by his wife as well as shares by other family members. Includes an aggregate of 38,258 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(7) Includes 1,606 shares owned by Mr. Metzger's wife and 922 shares owned by the Metzger Family Partnership of which he is trustee. Mr. Metzger disclaims beneficial ownership of shares owned by his wife and of any other shares held by emancipated members of his family. Includes an aggregate of 38,258 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(8) Includes 6,291 shares owned by Mr. O'Connor's dependent children, and 15,032 shares held by the AtHome Medical Pension Plan. Mr. O'Connor disclaims beneficial ownership of shares owned by emancipated family members. Includes an aggregate of 38,258 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(9) Includes 70,043 shares owned jointly by Mr. Parisi and his wife. Mr. Parisi disclaims beneficial ownership of any shares owned by emancipated family members. Includes an aggregate of 38,258 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(10) Includes 5,970 shares owned by Mr. Schepisi's wife, and 15,712 shares owned by Homaro Co., a partnership which Mr. Schepisi manages but with regard to which he disclaims beneficial interest. Mr. Schepisi disclaims beneficial ownership of any shares owned by his wife or by any emancipated family members. Includes an aggregate of 38,258 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(11) Includes 324,635 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

Interest of Management and Others in Certain Transactions

         By Board policy, the Company does not extend credit to any director, officer, their affiliates or unemancipated family members.

         Director Bernard Mann is a 30% partner in Three R Realty Associates, a partnership which owned, until March 1999, the land at 457 Sylvan Avenue, Englewood Cliffs, New Jersey which was leased by the Company. The company exercised its option to purchase the land and completed that transaction on March 31, 1999. Lease payments to Three R Realty Associates totaled $83,053 in 1999.

         The firm of Schepisi & McLaughlin, Attorneys at Law, have acted as the Company's general counsel since April 1995. John A. Schepisi, the firm's Senior
Partner, is Vice Chairman of the Company's Board. During 1999, the Company paid legal fees totaling $80,344 to Schepisi & McLaughlin.

         The Company's Blanket Bond insurance policy, as well as other policies, have been placed with various insurance carriers by the Otterstedt Agency of which the Company's Board Chairman, Joseph C. Parisi, is Chief Executive Officer. Gross insurance premiums in 1999 totaled $53,086.

         Residential appraisals on the Company's home equity lines of credit are conducted at the expense of the Company. Certain of those appraisals were conducted by Gerald A. Calabrese, Jr., a state-licensed appraiser, who is a Director of the Company. The cost of 1999 appraisals was $22,575.

Recommendation and Vote Required

         Nominees will be elected by a plurality of the shares voting at the Annual Meeting. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ITS NOMINEES FOR THE BOARD OF DIRECTORS.

                                PERFORMANCE GRAPH

         Set forth below is a graph and table comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against (1) the cumulative total return on the State Commercial Bank Peer Group Index and (2) the cumulative total return on the American Stock Exchange ("AMEX") Market Value Index for the period commencing December 20, 1996, the date on which the Company commenced trading on the AMEX, and ending December 31, 1999.
                           [LINE CHART APPEARS HERE]

                                                              Fiscal Year Ending
                                       12/20/1996       12/31/1996       12/31/1997      12/31/1998      12/31/1999
                                       ----------       ----------       ----------      ----------      ----------
Bridge View Bancorp                      100.00           102.12           216.28          171.82          159.47
State Commercial Banks (1)               100.00           100.00           162.27          175.41          172.70
AMEX Market Index (2)                    100.00           100.00           120.33          118.69          147.98

(1) The State Commercial Bank Peer Group Index consists of all publicly traded banks and bank holding companies with a Standard Industrial Classification as a State Commercial Bank.
(2) The AMEX Market Value Index consists of all AMEX stocks.

                             EXECUTIVE COMPENSATION

Report of The Personnel Committee on Executive Compensation

         The Company's compensation package for its executive officers consists of base salary, an annual bonus, annual discretionary stock option grants and various broad based employee benefits. The objective of the Company's executive compensation is to enhance the Company's long-term profitability by providing compensation that will attract and retain superior talent, reward performance and align the interests of the executive officers with the long term interests of the shareholders of the Company.

          Base salary levels for the Company's executive officers are competitively set relative to companies in peer businesses. The annual financial performance of the Company is one of the most important factors in reviewing base salaries and bonuses. In reviewing base salaries, the Personnel Committee also takes into account individual experience and performance.

          The Company's annual bonuses are intended to provide a direct cash incentive to executive officers and other key employees to maximize the Company's profitability. Financial performance is compared against budgets as well as peer businesses.

          Stock options are intended to encourage officers and other key employees to remain employed by the Company by providing them with a long term interest in the Company's overall performance as reflected by the performance of the market of the Company's Common Stock. In granting stock options, the Personnel Committee and the Stock Option Committee take into account prior stock option grants and consider the executive's level of compensation and past contributions to the Company.

          Albert F. Buzzetti was the Company's President and Chief Executive Officer for 1999. Mr. Buzzetti's base salary is set competitively relative to other chief executive officers in financial service companies in the Company's market area. In determining Mr. Buzzetti's base salary as well as annual bonus, the Committee reviewed independent compensation data and the Company's performance as compared against budgets and peer businesses. As with the Company's other executive officers, Mr. Buzzetti's total compensation involves certain subjective judgments and is not based solely upon any specific objective criteria or weighting.

              Jeremiah F. O'Connor, Jr.         Albert F. Buzzetti (ex officio)
              Gerald A. Calabrese, Jr.          Joseph C. Parisi (ex officio)
              Glenn L. Creamer                  John A. Schepisi (ex officio)

Compensation Committee Interlocks And Insider Participation

         The members of the Personnel Committee of the Board of Directors of the Company for the fiscal year ended December 31, 1999 were Jeremiah F. O'Connor, Jr. (Chairman), Gerald A. Calabrese, Jr., Glenn L. Creamer, Albert F. Buzzetti (ex officio), Joseph C. Parisi (ex officio) and John A. Schepisi (ex officio). Mr. Buzzetti is the only member of the Personnel Committee who is also an officer or employee of the Company.

         Mr. Schepisi is a partner in the law firm of Schepisi & McLaughlin, Attorneys at Law, who have acted as the Company's general counsel since April 1995. During 1999, the Company paid legal fees totaling $80,344 to Schepisi & McLaughlin.

         Mr. Parisi is Chief Executive Officer of the Otterstedt Agency, an insurance agency through which the Company's Blanket Bond insurance policy as well as other policies have been placed with various insurance carriers. Gross insurance premiums in 1999 totaled $53,086.

         Mr. Calabrese, a state-licensed appraiser, has conducted appraisals related to the Company's home equity lines of credit at the expense of the Company. The cost of 1999 appraisals was $22,575.

Information with respect to Executive Officers

         The following table sets forth the names of the Company's executive officers whose individual remuneration exceeded $100,000 for the last fiscal year, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became an officer of the Company or the Bank.

Name, Age and Position                      Principal Occupations                       Director
with the Company                            During Past Five Years                      Since (1)
----------------                            ----------------------                      ---------
Albert F. Buzzetti, 60, President and       President and Chief Executive Officer of     1988
 Chief Executive Officer, Director          the Company

Thomas W. Thomasma, 46, Senior              Senior Vice President and Senior Lending     1994
Vice President and Senior Lending           Officer of the Company
Officer

(1)  Includes prior service as an officer of the Bank.

Executive Compensation and All Other Compensation

         The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four most highly compensated executive officers whose individual remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                         Cash and Cash Equivalent Forms
                                 of Remuneration

                                                                                          Long
                                                  Annual Compensation                  Term Awards        Long Term Payouts

                                                                                       Securities
                                                                            Other      Underlying
                                                                           Annual        Options/        LTIP        All Other
Name and                                    Salary        Bonus       Compensation          SARs      Payouts     Compensation
Principal Position                Year        ($)           ($)            ($)(1)            (#)         (2)              ($)
------------------                ----      ------        -----       ------------    ----------      -------     -----------
Albert F. Buzzetti,
President and CEO                1999     $180,000       $25,000           $12,035              0        None                0

                                 1998     $170,000       $25,000           $12,210         10,000        None                0

                                 1997     $160,000       $25,000           $11,305              0        None                0
Thomas W. Thomasma,
Senior Vice President            1999     $106,000             0            $2,700              0        None                0

                                 1998     $101,000             0            $2,700          1,000        None                0

                                 1997      $98,000             0            $2,700              0        None                0

------------

(1) Other annual compensation includes the estimated personal benefit of use of Company-leased automobiles or automobile allowances. Other annual compensation with respect to Mr. Buzzetti includes the cost of a life insurance policy, the beneficiary of which is designated by Mr. Buzzetti.
(2) For fiscal year 1999, 1998, and 1997, the Company had no long-term incentive plans in existence, and therefore made no payouts for awards under such plans.

     Employee Stock Option Plan. The Company maintains the 1994 Employee
Stock Option Plan (the "Employee Plan"). Under the Employee Plan, 120,806 shares of Common Stock have been reserved for issuance. Employees of the Company, the Bank and any subsidiaries which the Company may incorporate or acquire are eligible to participate in the Employee Plan. The Stock Option Committee manages the Employee Plan and approves participants from the eligible employees. No option granted under the Employee Plan may be exercised more than 10 years after the date of its grant. The purchase price for shares of Common Stock subject to options under the Plan may not be less than 100% of the fair market value on the date such option is granted.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         No options were granted to Executive Officers during fiscal 1999.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES

         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No stock options were exercised by such executive officers during 1999:

                                                                  Number of Securities      Value of Unexercised In-the-Money
                                                                 Underlying Unexercised       Options/SARs at FY-End
                                                                 Options/SARs at FY-End                ($) (1)
                              Shares Acquired      Value            (#)Exercisable/                  Exercisable/
          Name                on Exercise (#)     Realized $         Unexercisable                  Unexercisable
          ----                ---------------     ----------         -------------                   -------------
Albert F. Buzzetti                 0                  0                56,829 / 0                    $651,290 / 0 (2)

Thomas W. Thomasma                 0                  0                 1661 / 0                      $17,513 / 0 (3)

(1) Value based on actual closing per share sales price of the Company's Common Stock of $15.75 on December 31, 1999.
(2) Includes 12,152 Options exercisable at
$4.18, 23,152 Options exercisable at $4.51 and 8,820 Options exercisable at
$5.21.
(3)  Includes 661 Options exercisable at $5.20.



                              INDEPENDENT AUDITORS

         The Company's and the Bank's independent auditors for the fiscal year ended December 31, 1999 were KPMG, LLP and the Company's Board of Directors has appointed KPMG, LLP to continue as independent auditors for the Company and the Bank for the year ending December 31, 2000.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1999, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders to be included in the Company's 2001 proxy material must be received by the Secretary of the Company no later than December 1, 2000.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

                               BRIDGE VIEW BANCORP
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             Proxy for Annual Meeting of Stockholders, May 18, 2000


    The undersigned hereby appoints Joseph C. Parisi and John A. Schepisi, and each of them, as proxies, with full power of substitution, to vote the shares of Common Stock of Bridge View Bancorp (the "Company"), the holding company for Bridge View Bank (the "Bank"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 18, 2000 at 3:00 p.m. at the Radisson Hotel, 401 South Van Brunt Street, Engelwood, New Jersey 07631, and at adjournments thereof.

                         (To Be Signed on Reverse side)


                                                                     SEE REVERSE
                                                                         SIDE

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                               BRIDGE VIEW BANCORP

                                  May 18, 2000






                Please Detach and Mail in the Envelope Provided


A /X/  Please mark your votes as in this example


                                          VOTE FOR         AUTHORITY TO
                                        all nominees      VOTE WITHHELD
                                       listed at right   for all nominees

(1) Election of the Directors               / /                 / /
    to serve for the ensuing
    3 year term and until
    their successors are
    elected and qualified.


(To withhold authority to vote                       Nominees:  Mark Metzger
for any of the nominees listed                                  Joseph C. Parisi
at the right, print the name of                                 John A. Schepisi
the nominee(s) on the line below).


---------------------------------





(2) In the discretion of such proxies, upon all other matters which may properly come before the annual meeting or any adjournments thereof.

   THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INTENT OF THE PROXIES AS SET FORTH IN THE PROXY STATEMENT UNLESS DIRECTIONS TO THE CONTRARY ARE INDICATED ABOVE.

   The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith, each dated April 17, 2000.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.





Signature:
          ---------------------------------------


Signature:                                             Dated:            , 2000
          ---------------------------------------            ------------


NOTE: Please sign proxy as your name appears hereon.